UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 13, 2019

SHIFTPIXY, INC.
(Exact name of registrant as specified in its charter)

Wyoming	47-4211438
(State of incorporation or organization)	(I.R.S. Employer Identification No.)

1 Venture, Suite 150, Irvine CA	92618
(Address of principal executive offices)	(Zip Code)

888-798-9100

(Registrant's telephone number, including area code)

Commission File No. 001-37954

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

VOTING: RESULTS OF 2019 ANNUAL MEETING OF STOCKHOLDERS

The fiscal year 2019 Annual Meeting of Stockholders of the Company was held on March 8, 2019. For more information about the proposals set forth below please see the company’s Definitive Proxy Statement filed with the SEC on January 14, 2019; as Amended by Form 14A filed with SEC on January 15, 2019; and as Amended by Form 14A filed with SEC on January 17, 2019. A total of 30,281,713 (or approximately 97.73%) of the Company’s 30,986,117 shares issued, outstanding and entitled to vote at the fiscal year 2019 Annual Meeting of Stockholders were represented in person or by proxy at the meeting. Set forth below are the final voting results for the proposals voted on at the fiscal year 2019 Annual Meeting of Stockholders.

Proposal 1 – Election of Directors

The four nominees recommended by management and the Board of Directors to serve on the Company’s Board of Directors for a one-year term expiring at the 2020 Annual Meeting of Stockholders, or until their successors are elected and qualified, were duly elected by a plurality of the shares present and entitled to vote either in person or by proxy at the Annual Meeting: the results of the vote are as follows:

	Number of Shares
Nominees	For	Withhold	Broker Non-Votes
Scott W. Absher	26,199,745	88,096	3,761,427
Kenneth W. Weaver	26,232,181	55,660	3,761,427
Whitney J. White	26,230,592	57,249	3,761,427
Sean Higgins	26,228,456	62,385	3,761,427

Proposal 2 -Advisory Resolution on Executive Compensation

The proposal to approve an advisory resolution regarding he Company’s compensation of its named executive offices was, as recommended by Company’s Board of Directors, approved by the affirmative vote of the majority of shares presented and entitled to vote either in person or by proxy at the Annual Meeting: the results of the vote are as follows:

-For	26,163,261
-Against	102,060
-Abstain	22,520
-BrokerNon-Votes	3,761,427

Proposal 3 – Ratification of Appointment of Independent Registered Public Accounting Firm

The proposal for the ratification of the selection of Marcum LLP as the Company’s independent Registered public accountants for the current fiscal year ending August 31, 2019, was, as recommended by Company’s Board of Directors, approved by the affirmative vote of the majority of shares presented and entitled to vote either in person or by proxy at the Annual Meeting: the results of the vote are as follows:

-For	29,942,754
-Against	280,240
-Abstain	58,719
-BrokerNon-Votes	N/A

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

SHIFTPIXY, INC.

Date: March 13, 2019	By:	/s/ Scott W. Absher
Scott W. Absher
Chief Executive Officer and Director

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